Exhibit 10.1

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

by and among

NEXSTAR BROADCASTING, INC.,

NEXSTAR BROADCASTING GROUP, INC.

and

AMERICAN GENERAL LIFE INSURANCE COMPANY

AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

AIG LIFE INSURANCE COMPANY

AIG GLOBAL FUNDS – AIG STRATEGIC BOND FUND

AIG GLOBAL FUNDS – AIG US HIGH YIELD BOND FUND

EMPLOYEES RETIREMENT SYSTEM OF TEXAS

FIRST SUNAMERICA LIFE INSURANCE COMPANY

EMD INVEST F.M.B.A.

AMERICAN INTERNATIONAL GROUP, INC. RETIREMENT PLAN

STICHTING PENSIOENFONDS MEDISCH SPECIALISTEN

STICHTING PENSIOENFONDS VOOR HUISARTSEN

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

Dated as of June 30, 2008

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 30, 2008 by and among Nexstar Broadcasting, Inc., a Delaware corporation (the “Company”), Nexstar Broadcasting Group, Inc. (“Nexstar”, together with any other entity that guarantees the Notes (as defined below) pursuant to the Indenture (as defined below), the “Guarantors”) and each of the initial purchasers set forth on Schedule A hereto (each an “Initial Purchaser” and, collectively, the “Initial Purchasers”), each of whom has agreed to purchase the Company’s Senior Subordinated PIK Notes due 2014 (the “Initial Notes”) pursuant to the Purchase Agreement (as defined below). The Initial Notes will be guaranteed (the “Note Guarantee”), jointly and severally, by Nexstar, as the initial Guarantor, and any other entity that becomes a guarantor with respect to the Notes pursuant to the terms of the Indenture. The term “Initial Notes” shall include any and all Note Guarantee related thereto by each Guarantor.

This Agreement is made pursuant to the Purchase Agreement, dated as of June 27, 2008 (the “Purchase Agreement”), by and among the Company and the Initial Purchasers for the benefit of the holders from time to time of the Notes. In order to induce the Initial Purchasers to purchase the Initial Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5(h) of the Purchase Agreement.

The parties hereby agree as follows:

Section 1. Definitions

As used in this Agreement, the following capitalized terms shall have the following meanings:

“Additional Interest Payment Date” means, with respect to the Initial Notes, each Interest Payment Date.

“Closing Date” means the date of this Agreement.

“Commission” means the Securities and Exchange Commission.

“Consummate” means a registered Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Initial Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

“Effectiveness Target Date” has the meaning set forth in Section 5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Notes” means the Senior Subordinated PIK Notes due 2014 of the same series under the Indenture as the Initial Notes, to be issued to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement, which term shall include any and all Note Guarantees related thereto.

“Exchange Offer” means the registration by the Company under the Securities Act of the Exchange Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

“Exchange Offer Registration Statement” means the Registration Statement relating to the Exchange Offer, including the related Prospectus.

“Exempt Resales” means the transactions in which the Initial Purchasers propose to sell the Initial Notes to certain “qualified institutional buyers,” as such term is defined in Rule 144A under the Securities Act, to certain institutional “accredited investors” as such term is defined in Rule 501(a)(1), (2), (3) and (7) of Regulation D under the Securities Act, and pursuant to Regulation S under the Securities Act. ‘

“Guarantors” has the meaning set forth in the preamble hereto.

“Holders” has the meaning set forth in Section 2(b) hereof.

“Indemnified Holder” has the meaning set forth in Section 8(a) hereof.

“Indenture” means the Indenture, dated as of June 30, 2008, among the Company, Nexstar, as the initial Guarantor, and The Bank of New York, as trustee (the “Trustee”), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

“Initial Notes” means the Senior Subordinated PIK Notes due 2014, of the same series under the Indenture as the Exchange Notes, including any and all Note Guarantees related thereto, for so long as such securities constitute Transfer Restricted Securities.

“Initial Placement” means the issuance and sale by the Company of the Initial Notes to the Initial Purchasers pursuant to the Purchase Agreement.

“Initial Purchasers” has the meaning set forth in the preamble hereto.

“Interest Payment Date” has the meaning set forth in the Indenture and the Notes.

“Note Guarantee” has the meaning set forth in the preamble hereto.

“Notes” means the Initial Notes and the Exchange Notes, including any and all Note Guarantees related thereto.

“Person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

“Purchase Agreement” has the meaning set forth in the preamble hereto.

“Record Holder” means, with respect to any Damages Payment Date relating to the Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

“Registration Default” has the meaning set forth in Section 5 hereof.

“Registration Statement” means any registration statement of the Company relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Filing Deadline” has the meaning set forth in Section 4 hereof.

“Shelf Registration Statement” has the meaning set forth in Section 4 hereof.

“Transfer Restricted Securities” means each Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Note is distributed to the public pursuant to Rule 144 under the Securities Act.

“Trust Indenture Act” means the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa77bbbb) as in effect on the date of the Indenture.

Section 2. Securities Subject to This Agreement

(a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

(b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.

Section 3. Registered Exchange Offer

(a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than December 31, 2009 (the “Filing Date”), a Registration Statement under the Securities Act relating to the Exchange Notes and the Exchange Offer; provided, that if by December 31, 2009 the Company or any of its Affiliates (as defined in the Purchase Agreement) has entered into a binding and irrevocable agreement to sell all Equity Interests (as defined in the Indenture) in the Company (by way of merger or otherwise) or all of the Company’s assets (subject, in each case, to no conditions other than obtaining the approval of license transfer by the Federal Communications Commission), then such date shall be extended to June 30, 2010; (ii) use their reasonable best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than February 28, 2010 (or August 31, 2010 if the Filing Date is extended pursuant to (a)(i) above) (the “Effectiveness Deadline”); (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer; and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of Notes held by Initial Purchasers as contemplated by Section 3(c) below.

(b) The Company and the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 30 days after the date notice of the Exchange Offer is mailed to the Holders. The Company and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company and the Guarantors shall use their reasonable best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 45 days after the date on which the Exchange Offer Registration Statement has been declared effective, unless required by any applicable federal securities laws.

(c) The Company shall indicate in a “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Initial Purchaser who holds Initial Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Initial Notes pursuant to the Exchange Offer; however, such Initial Purchaser may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by such Initial Purchaser in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Initial Purchaser of the Prospectus contained in the Exchange Offer Registration Statement. Such “Plan of Distribution” section shall also contain all other information with respect to such resales by Initial Purchasers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” shall not name any such Initial Purchaser or disclose the amount of Notes held by any such Initial Purchasers except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

The Company and the Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by the Initial Purchasers, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which an Initial Purchaser is no longer required to deliver a prospectus in connection with market-making or other trading activities.

The Company shall provide sufficient copies of the latest version of such Prospectus to Initial Purchasers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.

Section 4. Shelf Registration

(a) Shelf Registration. If (i) the Company attempts to file an Exchange Offer Registration Statement or to consummate the Exchange Offer but is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) with respect to any Holder of Transfer Restricted Securities (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is an Initial Purchaser and holds Initial Notes acquired directly from the Company or one of its affiliates, then, upon such Holder’s request, the Company and the Guarantors shall

(x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, a “Shelf Registration Statement”) on or prior to the later of (A) the date on which the Company would have been required to file the Exchange Offer Registration Statement and (B) 90 days after the earlier to occur of (1) the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement and (2) the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above such later date being the “Shelf Filing Deadline”), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

(y) use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 135th day after the Shelf Filing Deadline.

The Company and the Guarantors shall use their reasonable best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the effective date of such Shelf Registration Statement (or shorter period that will terminate when all the Notes covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement).

(b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

Section 5. Liquidated Damages

If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the “Effectiveness Target Date”), (iii) the Exchange Offer has not been Consummated within 45 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default”), the Company and the Guarantors hereby agree to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 in principal amount of Transfer Restricted Securities. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

Section 6. Registration Procedures

(a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall comply with all of the provisions of Section 6(c) below, shall use their reasonable best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

(i) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company’s preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (which may include any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Initial Notes acquired by such Holder directly from the Company.

(b) Shelf Registration Statement. In connection with a Shelf Registration Statement, the Company and the Guarantors shall comply with all the provisions of Section 6(c) below and shall use their reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company and the Guarantors will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

(c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Initial Purchasers), the Company and the Guarantors shall:

(i) use their reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use their reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

(ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii) advise the selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(iv) furnish without charge to each of the Initial Purchasers, each selling Holder named in any Registration Statement before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Persons in connection with such sale, if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which an Initial Purchaser or Holder of Transfer Restricted Securities covered by such Registration Statement shall reasonably object in writing within five business days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of any such Person shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

(v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the Initial Purchasers and to each selling Holder named in any Registration Statement, make the representatives of the Company and the Guarantors available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders reasonably may request;

(vi) make available at reasonable times for inspection by the Initial Purchasers, each Holder, and any attorney or accountant retained by such Persons, all pertinent financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and cause the Company’s and the Guarantors’ officers, directors and employees to supply all information reasonably requested by any such Holder, Initial Purchasers, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

(vii) if requested by any selling Holders promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(viii) if such documents are not publicly available from the Commission, furnish to each selling Holder, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

(ix) enter into such agreements and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and the Company and the Guarantors shall:

(A) furnish to each Initial Purchaser and each selling Holder, in such substance and scope as they may request upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement, a certificate, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of each of the Company and the Guarantors, confirming, as of the date thereof, the matters set forth in paragraph (i) of Section 5(e) of the Purchase Agreement and such other matters as such parties may reasonably request;

(B) set forth in full the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

(C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in any agreement entered into by the Company and the Guarantors pursuant to this clause (ix), if any.

If at any time the representations and warranties of the Company and the Guarantors contemplated in clause (A) above cease to be true and correct, the Company or the Guarantors shall so advise the Initial Purchasers and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

(x) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject;

(xi) issue, upon the request of any Holder of Initial Notes covered by the Shelf Registration Statement, Exchange Notes, having an aggregate principal amount equal to the aggregate principal amount of Initial Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Initial Notes held by such Holder shall be surrendered to the Company for cancellation;

(xii) cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders may request at least two business days prior to any sale of Transfer Restricted Securities;

(xiii) if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(xiv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depositary Trust Company;

(xv) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement;

(xvi) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use their reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

(xvii) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company, if any, are then listed if requested by the Holders of a majority in aggregate principal amount of Initial Notes; and

(xviii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act, unless such documents are publicly available with the Commission.

Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xiii) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xiii) hereof or shall have received the Advice; however, no such extension shall be taken into account in determining whether Additional Interest is due pursuant to Section 5 hereof or the amount of such Additional Interest, it being agreed that the Company’s option to suspend use of a Registration Statement pursuant to this paragraph shall be treated as a Registration Default for purposes of Section 5.

Section 7. Registration Expenses

(a) All expenses incident to the Company’s or the Guarantors’ performance of or compliance with this Agreement will be borne by the Company or the Guarantors, regardless of whether a Registration Statement becomes effective, including without limitation (i) all registration and filing fees and expenses (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantors and the Holders of Transfer Restricted Securities; and (v) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company and the Guarantors will, in any event, bear their internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or any Guarantor.

(b) In connection with the Shelf Registration Statement, the Company and the Guarantors will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, for the reasonable fees and disbursements of not more than one counsel, who shall be Baker Botts L.L.P. or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit the Shelf Registration Statement is being prepared.

Section 8. Indemnification

(a) The Company agrees and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein. This indemnity agreement shall be in addition to any liability which the Company and the Guarantors may otherwise have.

In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantors in writing (provided, that the failure to give such notice shall not relieve the Company or the Guarantors of their respective obligations pursuant to this Agreement). Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company and the Guarantors (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Company and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Company and the Guarantors shall be liable for any settlement of any such action or proceeding effected with the Company’s prior written consent, which consent shall not be withheld unreasonably, and the Company and the Guarantors agree to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. The Company and the Guarantors shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

(b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors and their respective directors, officers of the Company who sign a Registration Statement, and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Securities giving rise to such indemnification obligation.

(c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand (which in the case of the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the Initial Placement, the amount of Additional Interest which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities, judgments actions or expenses, or if such allocation is not permitted by applicable law, the relative fault of the Company and the Guarantors, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations). The relative fault of the Company and the Guarantors on the one hand and of the Indemnified Holder on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors or by the Indemnified Holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company, each Guarantor and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Initial Notes held by each of the Holders hereunder and not joint.

Section 9. Rule 144A

The Company and the Guarantors hereby agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

Section 10. Miscellaneous

(a) Remedies. The Company and the Guarantors hereby agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b) No Inconsistent Agreements. The Company will not, and will cause the Guarantors not to, on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor the Guarantors have not previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.

(c) Adjustments Affecting the Notes. Neither the Company nor any Guarantor will take any action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

(d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

(e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

(i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture;

(ii) if to the Company or any Guarantor:

     Nexstar Broadcasting, Inc.

     5215 N. O’ Connor Blvd., Suite 1400

     Irving, TX 75039

     Telecopier No.: (972) 373-8888

     Attention: Matt E. Devine

with a copy to:

     Kirkland & Ellis LLP

     153 East 53rd Street

     New York, New York 10022-4674

     Telecopier No.: (212) 446-4900

     Attention: Christian O. Nagler, Esq.

All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

(j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k) Entire Agreement. This Agreement together with the Purchase Agreement, the Securities and the Indenture are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(l) Additional Guarantors. In the event that any other entity becomes a Guarantor of the Notes pursuant to the terms of the Indenture, the Company shall cause such additional Guarantor to become a party to this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NEXSTAR BROADCASTING, INC.

By:	/s/ Matthew E. Devine
Name: Matthew E. Devine
Title: Chief Financial Officer

NEXSTAR BROADCASTING GROUP, INC.

By:	/s/ Matthew E. Devine
Name: Matthew E. Devine
Title: Chief Financial Officer

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

American General Life Insurance Company

American General Life and Accident Insurance Company

American International Life Assurance Company of New York

AIG Life Insurance Company

Employees Retirement System of Texas

First SunAmerica Life Insurance Company

American International Group, Inc. Retirement Plan

The United States Life Insurance Company in the City of New York

The Variable Annuity Life Insurance Company

Stichting Pensioenfonds Medisch Specialisten

Stichting Pensioenfonds Voor Huisartsen

By: AIG Global Investment Corp., Investment Adviser

By:	/s/ John Yovanovic
Name: John Yovanovic Title: Managing Director

EMD Invest F.M.B.A.

AIG Global Funds - AIG Strategic Bond Fund AIG

Global Funds - AIG US High Yield Bond Fund

By: AIG Global Investment Corp., Investment Adviser

By:	/s/ John Yovanovic
Name: John Yovanovic Title: Managing Director

Schedule A

Initial Purchasers

American General Life Insurance Company

American General Life and Accident Insurance Company

American International Life Assurance Company of New York

AIG Life Insurance Company

AIG Global Funds – AIG Strategic Bond Fund

AIG Global Funds – AIG US High Yield Bond Fund

Employees Retirement System of Texas

First SunAmerica Life Insurance Company

EMD Invest F.M.B.A.

American International Group, Inc. Retirement Plan

Stichting Pensioenfonds Medisch Specialisten

Stichting Pensioenfonds Voor Huisartsen

The United States Life Insurance Company in the City of New York

The Variable Annuity Life Insurance Company